Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Results of Operations [Abstract]
Quarterly Results of Operations (Unaudited)

Note 21 — Quarterly Results of Operations (Unaudited)

	First	Second	Third	Fourth
	(2)	(3)	(4)	(5)
2011 (1)

Net sales	$1,991	$2,267	$2,200	$2,083
Gross profit	956	1,074	1,075	972
Net income	381	327	394	304

Per share data (10) :
Basic:
Net income	0.65	0.56	0.68	0.52
Diluted:
Net income	0.65	0.56	0.67	0.52

2010 (1)	(6)	(7)	(8)	(9)

Net sales	$1,986	$2,245	$2,239	$2,081
Gross profit	929	1,075	1,068	935
Net income	100	359	400	262

Per share data (10) :
Basic:
Income from continuing operations	0.54	0.62	0.69	0.45
Loss on discontinued operations, net of tax	(0.37)	—	—	—
Net income	0.17	0.62	0.69	0.45
Diluted:
Income from continuing operations	0.54	0.61	0.68	0.45
Loss on discontinued operations, net of tax	(0.37)	—	—	—
Net income	0.17	0.61	0.68	0.45

(1)	As revised for the change in the method of recognizing pension expense. See note 1 for a discussion of the change and the impacts of the change for the year ended December 31, 2010.

(2)

For the quarter ended March 31, 2011, the retrospective change in recognizing pension expense increased gross profit by $26 million, net income by $28 million and earnings per share, basic and diluted by $0.04 and $0.05, respectively.

(3)

For the quarter ended June 30, 2011, the retrospective change in recognizing pension expense increased gross profit by $22 million, net income by $23 million and earnings per share, basic and diluted by $0.04.

(4)

For the quarter ended September 30, 2011, the retrospective change in recognizing pension expense increased gross profit by $23 million, net income by $27 million and earnings per share, basic and diluted by $0.05 and $0.04, respectively.

(5)	For the quarter ended December 31, 2011, includes $145 million of pension expense as a result of MTM adjustments. Fourth quarter of 2011 net income includes a $48 million trademark impairment charge.

(6)

For the quarter ended March 31, 2010, the retrospective change in recognizing pension expense increased gross profit by $13 million, net income by $18 million, earnings per share, basic and diluted by $0.03.

(7)

For the quarter ended June 30, 2010, the retrospective change in recognizing pension expense increased gross profit by $13 million, net income by $18 million and earnings per share, basic and diluted by $0.04 and $0.03, respectively. Second quarter of 2010 net income includes $38 million of asset impairment and exit charges.

(8)

For the quarter ended September 30, 2010, the retrospective change in recognizing pension expense increased gross profit by $13 million, net income by $19 million and earnings per share, basic and diluted by $0.04 and $0.03, respectively.

(9)

For the quarter ended December 31, 2010, the retrospective change in recognizing pension expense decreased gross profit by $39 million, net income by $47 million and earnings per share, basic and diluted by $0.08. Fourth quarter of 2010 net income includes a $6 million trademark impairment charge and a $26 million goodwill impairment charge.

(10)	Income per share is computed independently for each of the periods presented. The sum of the income per share amounts for the quarters may not equal the total for the year.